EXHIBIT 10-V
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                          LOAN PAY-OFF AGREEMENT
                          ----------------------


            THIS LOAN PAY-OFF AGREEMENT ("Agreement") is made and entered into as of the __ day of December, 1999, by and between TRIZECHAHN DEVELOPMENTS INC., a California corporation, as successor-in-interest to Ernest W. Hahn, Inc. ("Lender"), and CARLYLE REAL ESTATE LIMITED
PARTNERSHIP-XIII, an Illinois limited partnership ("Borrower").


                                 RECITALS
                                 --------

      A. Lender made a loan (the "Loan") in the principal amount of $20,225,000.00 to Borrower. The Loan is evidenced by the "Note" (described on Exhibit A). The Loan had been secured by the "Deed of Trust" (described on Exhibit A) and the "Spreader Agreement" (described on Exhibit A), which Deed of Trust and Spreader Agreement were released and reconveyed pursuant to the "Full Reconveyance" (described on Exhibit A). The Note, the Deed of Trust, the Spreader Agreement and the Full Reconveyance, and the other documents and instruments executed by Borrower evidencing, securing or otherwise relating to the Loan are hereinafter collectively referred to as the "Loan Documents".

      B. Borrower has requested that Lender accept less than the outstanding principal balance of the Loan in repayment of the Loan. Lender has agreed to such request on terms and subject to the conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein, Borrower and Lender hereby agree as follows:

      1. REPAYMENT OF LOAN. Borrower shall prepay (and fully satisfy) the Loan by paying to Lender $3,000,000.00 (the "Pay-Off Amount").

      2.    CLOSING.

            A. CLOSING DATE. The closing (the "Closing") of the pay-off of the Loan shall be on a date mutually agreed upon by the parties hereto but not later than December 22, 1999 (the "Closing Date").

            B. CLOSING COSTS. Each party shall pay all costs, fees, charges and expenses of whatever kind or character incurred by it in connection with the preparation and negotiation of all documentation for, and the consummation of, the transactions contemplated by this Agreement.

      3. DELIVERIES TO OTHER PARTY AT CLOSING. Borrower and Lender shall deliver or cause to be delivered to each other the following items:

            A. BY LENDER. Lender shall deliver the original Note marked "paid in full" (or a lost note affidavit if the original Note is unavailable) to Ernie Park, Esq. at the following address: c/o Bewley, Lassleben & Miller, 510 Whittier Square, 13215 East Penn Street, Whittier, California, 90602.

            B. BY BORROWER. Upon the written confirmation by Ernie Park, Esq. of his receipt of the document set forth in Paragraph 3.A. above, Borrower shall deliver or cause to be delivered to Lender, in time for the Closing to occur on the Closing Date, the Pay-Off Amount by wire transfer or other immediately available funds pursuant to Lender's instructions.



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            C.    DELIVERY OF DOCUMENT.  Immediately upon Lender's receipt
of the Pay-Off Amount, Lender shall direct Ernie Park, Esq. to deliver the document set forth in Paragraph 3.A. above to Borrower.

      4. CONDITIONS TO CLOSE. The obligations of Lender and Borrower to close this transaction shall be subject to the other performing, satisfying and complying with all covenants, agreements and conditions required by this Agreement to be performed or complied with by the other party.

      5.    RELEASE BY LENDER.

            A. RELEASE. If and only if the Closing occurs, upon the Closing, Lender, on its own behalf and on behalf of its employees, officers, shareholders, directors, agents, successors, assigns, partners, attorneys, agents, servants, parent, subsidiary and affiliate corporations, hereby absolutely and irrevocably releases Borrower, and each of Borrower's beneficiaries and certificate holders and each of their respective trustees, partners, attorneys, officers, directors, representatives, agents, servants, contractors, employees, parent, subsidiary and affiliate corporations and predecessors-in-interest, and each of their respective past and present partners, successors, heirs and assigns, and each of them (collectively, the "Borrower Released Parties") from any and all claims, rights, demands, suits, causes of actions, losses, costs, obligations, liabilities and expenses (collectively, "Claims") of every kind or nature, known or unknown, suspected or unsuspected, fixed or contingent, arising out of or relating to any statements, representations, acts or omissions, intentional, willful, negligent or innocent, by any of the Borrower Released Parties in any way connected with, relating to or affecting, directly or indirectly, the Loan, the Loan Documents or the relationship between Lender and Borrower.

            B. NON-RELIANCE. Lender hereby acknowledges that it has not relied upon any representation of any kind made by Borrower or any of the Borrower Released Parties in making the foregoing release.

            C.    CIVIL CODE.  Lender is aware of the provisions of
Section 1542 of the California Civil Code, which Section reads as follows:

      A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Lender waives the provisions of said Section 1542 of the California Civil Code and the provisions of any other applicable laws restricting the release of claims which the releasing parties do not know or suspect to exist at the time of release, which, if known, would have materially affected the decision of Lender to agree to this Agreement.


            D. NO ADMISSION OF LIABILITY. It is hereby further understood and agreed that the acceptance of delivery of this Agreement by the parties released hereby shall not be deemed or construed as an admission of liability of any nature whatsoever arising from or related to the subject of this Agreement.

      6.    RELEASE BY BORROWER.

            A. RELEASE. If and only if the Closing occurs, upon the Closing, Borrower, on its own behalf and on behalf of its employees, officers, shareholders, directors, agents, successors, assigns, partners, attorneys, agents, servants, parent, subsidiary and affiliate corporations, hereby absolutely and irrevocably releases Lender, and each of Lender's beneficiaries, shareholders, partners, attorneys, officers, directors, representatives, agents, servants, contractors, employees, parent, subsidiary and affiliate corporations and predecessors-in-interest, and each of their respective past and present partners, successors, heirs and assigns, and each of them (collectively, the "Lender Released Parties") from any and all Claims of every kind or nature, known or unknown, suspected or unsuspected, fixed or contingent, arising out of or relating to any statements, representations, acts or omissions, intentional, willful, negligent or innocent, by any of the Lender Released Parties in any way connected with, relating to or affecting, directly or indirectly, the Loan, the Loan Documents or the relationship between Lender and Borrower.

            B. NON-RELIANCE. Borrower hereby acknowledges that it has not relied upon any representation of any kind made by Lender or any of the Lender Released Parties in making the foregoing release.

            C.    CIVIL CODE.  Borrower is aware of the provisions of
Section 1542 of the California Civil Code, which Section reads as follows:

      A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Borrower waives the provisions of said Section 1542 of the California Civil Code and the provisions of any other applicable laws restricting the release of claims which the releasing parties do not know or suspect to exist at the time of release, which, if known, would have materially affected the decision of Borrower to agree to this Agreement.

            D. NO ADMISSION OF LIABILITY. It is hereby further understood and agreed that the acceptance of delivery of this Agreement by the parties released hereby shall not be deemed or construed as an admission of liability of any nature whatsoever arising from or related to the subject of this Agreement.

      7. FURTHER INSTRUMENTS. Borrower and Lender, when requested to do so by another party to this Agreement, shall cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be reasonably necessary or proper to carry out the intent and purpose of this Agreement.

      8. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of California (without taking into account conflicts of law).

      9. AMENDMENTS. This Agreement may be amended by written agreement of amendment executed by all parties, but not otherwise.

      10. ATTORNEYS' FEES. If any action or proceeding is commenced to enforce any of the terms of this Agreement, the prevailing party will have the right to recover its reasonable attorneys' fees and costs of such action or proceeding from the other party.

      11. ENTIRE AGREEMENT. This Agreement (and all exhibits attached hereto, which are hereby incorporated herein by this reference) contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters.

      12. SEVERABILITY. If any term or provision of this Agreement is construed or interpreted by a court of competent jurisdiction to be void, invalid or unenforceable, such decision shall affect only those paragraphs, clauses or provisions so construed or interpreted and shall not affect the remaining paragraphs, clauses and provisions of this Agreement.

      13.   TIME OF ESSENCE.  Time is of the essence of this Agreement.


                  [Remainder of Page Intentionally Blank]

      COUNTERPARTS. This Agreement may be executed in any number of counterparts so long as each signatory hereto executes at least one such counterpart. Each such counterpart shall constitute one original, but all such counterparts taken together shall constitute one and the same instrument.


      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                       BORROWER

                       CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIII, an Illinois limited partnership

                       By:   JMB REALTY CORPORATION,
                             a Delaware corporation,
                             General Partner

                             By:
                                    ------------------------------
                             Name:  Andrea Pauls Backman
                             Title: Senior Vice President


                       LENDER

                       TRIZECHAHN DEVELOPMENTS INC.,
                       a California corporation

                       By:
                             ------------------------------
                       Name:
                             ------------------------------
                       Title:
                             ------------------------------


                       By:
                             ------------------------------
                       Name:
                             ------------------------------
                       Title:
                             ------------------------------

                                EXHIBIT "A"

                              LOAN DOCUMENTS
                              --------------



      1. Promissory Note Secured by Deed of Trust (the "Note") by Borrower to Lender.

      2. Long Term Deed of Trust and Assignment of Rents (the "Deed of Trust") between Borrower, Title Insurance and Trust Company, a California corporation, and Lender dated June 22, 1983, and recorded June 24, 1983 as Instrument No. 83-711204.

      3. Deed of Trust Spreader Agreement (the "Spreader Agreement") by Borrower dated June 22, 1983 and recorded March 15, 1984.

      4. Full Reconveyance (the Full Reconveyance") by Ticor Title Insurance Company of California, formerly Title Insurance and Trust Company, as duly appointed Trustee under the Deed of Trust, dated June 29, 1984, and recorded June 29, 1984 as Instrument No. 84-784753.